Exhibit 10.7

PAYING AGENT AND REGISTRAR AGREEMENT

by and between

MD TECHNOLOGIES INC.

and

HANCOCK BANK OF LOUISIANA

as Paying Agent and Registrar

relating to

$5,000,000

7.25 % CONVERTIBLE DEBENTURES DUE JUNE 30, 2015

TABLE OF CONTENTS

ARTICLE I

APPOINTMENT OF BANK AS PAYING AGENT AND REGISTRAR

Section 1.01	Appointment and Acceptance
Section 1.02	Compensation
Section 1.03	Duration

ARTICLE II

DEFINITIONS
Section 2.01	Definitions
Section 2.02	Other Definitions

ARTICLE III

PAYING AGENT
Section 3.01	Duties of Paying Agent
Section 3.02	Payment Dates

ARTICLE IV

REGISTRAR
Section 4.01	Transfer and Exchange
Section 4.02	Blank Certificate Instruments
Section 4.03	Form of Certificate Register
Section 4.04	List of Certificate Holders
Section 4.05	Return of Cancelled Certificate
Section 4.06	Mutilated, Destroyed, Lost or Stolen Certificate
Section 4.07	Transaction Information to Issuer

ARTICLE V

THE BANK
Section 5.01	Duties of Bank
Section 5.02	Reliance on Documents, etc.
Section 5.03	Recitals of Issuer

ARTICLE VI

MISCELLANEOUS PROVISIONS
Section 6.01	Amendments
Section 6.02	Assignment
Section 6.03	Notices
Section 6.04	Effect of Headings
Section 6.05	Successors and Assigns
Section 6.06	Severability
Section 6.07	Benefits of Agreement
Section 6.08	Entire Agreement
Section 6.09	Application of Proceeds
Section 6.10	Counterparts
Section 6.11	Termination
Section 6.12	Sinking Fund
Section 6.13	Governing Law

2

PAYING AGENT AGREEMENT

This PAYING AGENT AGREEMENT entered into as of May     , 2005 (the “Agreement”), is by and between the MD TECHNOLOGIES, INC., a Delaware corporation (the “Issuer”), and HANCOCK BANK OF LOUISIANA (Trust Division), in the City of Baton Rouge, Louisiana as Paying Agent/Registrar (the “Bank”):

RECITALS OF THE ISSUER

WHEREAS, the Issuer has duly authorized and provided for the issuance of its 7.25% Convertible Debentures due 2015 (the “Certificate”), in an aggregate principal amount of $5 million to be issued as a fully registered certificate without coupons; and

WHEREAS, all things necessary to make the Certificate the valid obligation of the Issuer, in accordance with their terms, will have been taken upon the issuance and delivery thereof; and

WHEREAS, the Issuer desires that the Bank act as the Paying Agent for the Issuer in paying the principal, premium, if any, and interest on the Certificate, (including payments upon redemption of the certificate), in accordance with the terms thereof, and that the Bank act as Registrar for the Certificate, all in accordance with the terms of this Agreement and the Issuing Resolution (herein defined); and

WHEREAS, the Issuer has duly authorized the execution and delivery of this Agreement, and all things necessary to make this Agreement the valid agreement of the Issuer, in accordance with its terms, have been done; and

WHEREAS, the Bank desires to accept the appointments of Paying Agent and Registrar as set forth in this Agreement and the Issuing Resolution; and

WHEREAS, the Bank has duly authorized the execution and delivery of this Agreement, and all things necessary to make this Agreement the valid agreement of the Bank, in accordance with its terms, have been done;

NOW, THEREFORE, it is mutually agreed by the Issuer and the Bank as follows:

ARTICLE I

APPOINTMENT OF BANK AS PAYING AGENT AND REGISTRAR

Section 1.01 Appointment and Acceptance. The Issuer hereby appoints the Bank as Paying Agent with respect to the Certificate, for the purpose of paying to the registered owners of the Certificate the principal, premium if any, and interest on the Certificate.

The Issuer hereby appoints the Bank as Registrar, as hereinafter defined, with respect to the Certificate.

The Bank hereby accepts its appointment, and agrees to act as the Paying Agent and Registrar (the “Paying Agent”), as set forth in this Agreement and in the Issuing Resolution.

Section 1.02 Compensation. As compensation for the Bank’s services as Paying Agent and Registrar, the Issuer hereby agrees to pay the Bank a fee according to the Bank’s fee schedule set forth in Exhibit A hereto. Such compensation shall remain fixed for the term of this Agreement in accordance with Exhibit A.

Section 1.03 Duration. The Bank shall remain the Paying Agent and Registrar for the Issuer until the outstanding debt or the Certificate is paid in full, either at maturity or upon redemption, unless (i) the Bank consents to the appointment of a successor Paying agent, or (ii) the Bank becomes insolvent, enters into receivership or bankruptcy, or (iii) acts in bad faith, or (iv) as set forth in Section 6.11.

ARTICLE II

DEFINITIONS

Section 2.01 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

“Agreement” means this Paying Agent Agreement.

“Bank” means Hancock Bank of Louisiana as Paying Agent and Registrar.

“Bank Office” means the principal corporate trust office of the Bank at the address as set forth on the signature page of this Agreement. The Bank will notify the Issuer in writing of any change in location of the Bank Office.

“Certificate” means the Issuer’s obligations referred to in the recitals to this Agreement, which obligations are to be issued pursuant to the Issuing Resolution.

“Certificate Register” has the meaning set forth in Section 4.01 hereof.

“Holder” or “Certificate Holder” means a Person in whose name a Certificate is registered in the Certificate Register.

“Issuer” means the issuing authority party to this Agreement referred to in the first paragraph hereof.

“Issuer Request” or “Issuer Order” means a written request or order signed in the name of the issuer by any officer of the Issuer and delivered to the Bank.

“Issuing Resolution” means the resolution or other official proceedings of the governing authority of the Issuer pursuant to which the Certificate is issued, certified by any officer of the Issuer and delivered to the Bank.

“Paying Agent” means the Bank when it is performing the functions associated with such terms in this Agreement.

“Person” means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision of a government.

“Record Date” means the Bond Registrar’s close of business on the fifteenth day of the month immediately preceding such Payment Date or, if such date is not a Business Day, the next preceding Business Day; and, in the case of each redemption, such Record Date shall be specified by the Bond Registrar in the notice of redemption, provided that such Record Date shall be not less than fifteen calendar days before the mailing of such notice of redemption.

“Responsible Officer” when used with respect to the Bank means the Chairman or Vice-Chairman of the Board of Directors, the Chairman or Vice-Chairman of the Executive Committee of the Board of Directors, the Chairman, any Vice-Chairman, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, or any other officer of the Bank customarily performing functions similar to those performed by any of the above designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of, and familiarity with, the particular subject.

Section 2.02 Other Definitions. Capitalized terms herein not otherwise defined shall have the respective meanings assigned thereto in the Debenture Purchase Agreement.

ARTICLE III

PAYING AGENT

Section 3.01 Duties of Paying Agent. As Paying Agent, the Paying Agent shall, provided adequate funds have been provided to it for such purpose by or on behalf of the Issuer, pay on behalf of the Issuer the principal of the Certificate at the stated maturity or redemption date, and the interest on the Certificate when due, by computing the amount of principal and/or interest to be paid to each of the Holders as of Record Date, preparing the checks and mailing the checks on the principal and/or interest Payment Date to the Holders, addressed to their address appearing on the Certificate Register as of Record Date.

Payment of the final installment of principal on the Certificate shall only be made upon presentation and surrender of the Certificate to the Paying Agent.

Section 3.02 Payment Date. The Issuer hereby instructs the Bank to pay the principal of and interest on the Certificate on the dates specified in the Issuing Resolution.

ARTICLE IV

REGISTRAR

Section 4.01 Transfer and Exchange. The Issuer shall cause to be kept at the Bank Office a register (herein sometimes referred to as the “Certificate Register”) in which, subject to such reasonable written regulations as the Issuer may prescribe (which regulations may be furnished the Bank herewith or subsequent hereto by Issuer Order), the Issuer shall provide for the registration of Certificate and of transfers and exchanges of the Certificate. The Bank is hereby appointed “Registrar” for the purpose of registering the Certificate and transfers of the Certificate as herein provided. The Bank agrees to maintain the Certificate Register while it is the Registrar.

If the Certificate is surrendered for transfer or exchange, it shall be duly endorsed or be accompanied by a written instrument of transfer, in form satisfactory to the Bank, duly executed by the Holder thereof or his attorney, duly authorized in writing.

Registrar may request any supporting documentation it feels necessary to effect a re-registration.

The Registrar shall not be required to transfer or exchange any bond during the period beginning with the Record Date and ending on the Interest Payment Date.

Section 4.02 Blank Certificate Instruments. The Issuer may provide an adequate inventory of blank Certificate instruments to facilitate transfers. If so provided, the Bank covenants that it will maintain all blank Certificate instruments in safekeeping and will use reasonable care in maintaining such blank Certificate instruments in safekeeping, which shall be not less than the care it exercises for debt securities of other political subdivisions or corporations for which it serves as registrar, or which it maintains for its own securities, and in compliance with its document retention policies.

Section 4.03. Form of Certificate Register. The Bank as Registrar will maintain the records of the Certificate Register in accordance with the Bank’s general practices and procedures in effect from time to time. The Bank shall not be obligated to maintain such Register in any form other than those that the Bank has currently available and currently utilizes at the time.

The Certificate Register may be maintained in written form, or in any other form capable of being converted into written form, within a reasonable time.

Section 4.04. List of Certificate Holders. The Bank will provide the Issuer at any time reasonably requested by the Issuer, upon payment of any required reasonable fee, a copy of the information contained in the Certificate Register. The Issuer may also inspect the information in the Certificate Register at any time the Bank is customarily open for business, provided that reasonable time is allowed the Bank to provide an up-to-date listing or to convert the information into written form.

The Bank will not release or disclose the content of the Certificate Register to any person other than to, or at the written request of, an authorized officer or employee of the Issuer, except upon receipt of a subpoena, court order or otherwise required by law. Upon receipt of a subpoena or court order or other request, the Bank will notify the Issuer so that the issuer may have the option to contest the subpoena or court order.

Section 4.05 Return of Cancelled Certificate. The Bank will, at such reasonable intervals as it determines, surrender to the Issuer a canceled Certificate in lieu of which or in exchange for which another Certificate has been issued, or which has been paid.

Section 4.06 Mutilated, Destroyed, Lost or Stolen Certificate. The Issuer hereby instructs the Bank to deliver and issue a Certificate in exchange for or in lieu of a mutilated, destroyed, lost or stolen Certificate as long as the same does not result in an over-issuance. The Bank will issue and deliver a new Certificate in exchange for a mutilated Certificate surrendered to it. The Bank will issue a new Certificate in lieu of a Certificate for which it received written representation from the Holder that the instrument representing such Certificate is destroyed, lost or stolen, without the surrender or production of the original instrument. The Bank will pay on behalf of the Issuer the principal and premium, if any, of a Certificate for which it receives written representation that such Certificate is destroyed, lost or stolen following the stated maturity or redemption of the Certificate, without the surrender or production of the original instrument. The Bank will not issue a replacement Certificate or pay such replacement Certificate unless there is delivered to the Bank and the Issuer such certificate or indemnity as they may require to save both the Bank and the Issuer harmless.

On satisfaction of the Bank and the Issuer, the Certificate Register will be cancelled with a notation that it has been mutilated, destroyed, lost or stolen and a new Certificate will be issued of the same series and of like tenor and principal amount bearing a number (according to the Certificate Register) not contemporaneously outstanding. Any replacement Certificate issued hereunder shall contain any legend prescribed by applicable law.

The Bank may charge the Holder the Bank’s fees and expense in connection with issuing a new Certificate in lieu of or exchange for a mutilated, destroyed, lost or stolen Certificate.

Section 4.07. Transaction Information to Issuer. The Bank will, within a reasonable time after receipt of written request from the Issuer, furnish the Issuer information as to the Certificate it has paid pursuant to Section 3.01, the Certificate it has delivered upon the transfer or exchange of any Certificate pursuant to Section 4.01 and the Certificate it has delivered in exchange for or in lieu of mutilated, destroyed, lost or stolen Certificate pursuant to Section 4.06.

ARTICLE V

THE BANK

Section 5.01 Duties of the Bank. The Bank undertakes to perform the duties set forth herein and agrees to use reasonable care in the performance thereof.

Section 5.02. Reliance on Documents, etc. (a) The Bank may conclusively rely, as to the truth of the statements and correctness of the opinions expressed therein, on the Certificate or opinions furnished to the Bank.

(b) The Bank shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it shall be proved that the Bank was negligent in ascertaining the pertinent facts.

(c) No provisions of this Agreement shall require the Bank to expend or risk its own funds or otherwise incur any financial liability for performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risks or liability is not assured to it.

(d) The Bank may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note security, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. Without limiting the generality of the foregoing statement, the Bank need not examine the ownership of the Certificate, but is protected in acting upon receipt of the Certificate containing an endorsement or instruction of transfer or power of transfer that appears on its face to be signed by the Holder or an attorney-in-fact of the Holder. The Bank shall not be bound to make any investigation into the facts or matters stated in a resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note, security or other paper or document supplied by Issuer.

(e) The Bank may consult with counsel, and the written advice of such counsel or any opinion of counsel shall be full and complete authorization and protection with respect to any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(f) The Bank may exercise any of the powers and perform any of the duties hereunder either directly or by or through agents or attorneys of the Bank.

(g) The Bank, with respect to the issuance of new certificates, is not responsible for compliance with rules and regulations of the Securities and Exchange Commission, or any “Blue Sky Laws” of any State.

Section 5.03 Recitals of Issuer. The recitals contained in the Certificate and herein shall be taken as the statements of the Issuer, and the Bank assumes no responsibility for their correctness.

The Bank shall in no event be liable to the Issuer, any Holder or Holders of the Certificate or any other Person for any amount due on any Certificate from its own funds.

The Issuer represents and warrants that this agreement has been fully authorized and executed by the Issurer.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.01 Amendments. This Agreement may be amended by an agreement in writing signed by both of the parties hereto.

Section 6.02 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other.

Section 6.03 Notices. Any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted hereby to be given or furnished to the Issuer or the Bank shall be mailed or delivered to the Issuer or the Bank, respectively, at the addresses shown on the signature page of this Agreement.

Section 6.04. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 6.05 Successors and Assigns. All covenants and agreements herein by the Issuer shall bind its successors and assigns, whether so expressed or not.

Section 6.06 Severability. In case any provision herein shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.07 Benefits of Agreement. Nothing herein, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim hereunder.

Section 6.08. Entire Agreement. This Agreement and the Issuing Resolution constitute the entire agreement between the parties hereto relative to the Bank acting as Paying Agent and Registrar.

Section 6.09 Counterparts. This Agreement may be executed in any number of counterparts, each which shall be deemed an original and all of which shall constitute one and the same Agreement.

Section 6.10 Termination. This Agreement will terminate on the date of final payment by the Bank issuing its checks for the final payment of principal and interest of the Certificate or upon transfer of the Certificate to another financial institution as Holder, such Holder of the Certificate being a different financial institution than the original Holder of the Certificate. The provisions of Section 1.02 and of Article V shall survive, and remain in full force and effect following the termination of this Agreement.

Section 6.11. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Louisiana.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MD TECHNOLOGIES, INC.

By:
William Eglin
President and CEO

ATTEST:

By:

HANCOCK BANK OF LOUISIANA, as Paying Agent and Registrar

By:
________________________________
Vice-President and Trust Officer